Exhibit 10.36

                       DATED December 1. 2008

NCN Group Ltd

and

Statezone Ltd

CONSULTANCY AGREEMENT

THIS AGREEMENT (the "Agreement") is made and entered into as of December 1, 2008.

BETWEEN :-

NCN Group Ltd ("Party A"), a company organized under the laws of the British Virgin Islands with its office located at 21/F., Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong;

and

Statezone Ltd, ("Party B"), a company organized under the laws of the British Virgin Islands with limited liability having its office located at Rm 902, Universal Trade Center, 3 Arbutnot Road, Central, H.K.

RECITALS :-

(A)	Party A is seeking investors in its business.

(B)	Party B has access to a considerable number of contacts throughout the Greater China region that may be interested in or able to refer those interested in investing in Party A.

(C)	Party A wishes to enter into this Agreement to have Party B represent it for the purposes of obtaining investors for Party A.

NOW IT IS AGREED as follows:-

1 .           REPRESENTATIVES

1.1
The person authorized by Party A to represent it pursuant to this Agreement and to whom all correspondence or other communication shall be directed to is Godfrey Hui, the Chairman and CEO of Party A. Any and all correspondence or other communication received by Godfrey Hui shall be deemed to have been given to Party A.

1.2
The person authorized by Party B to represent it pursuant to this Agreement and to whom all correspondence or other communication shall be referred to is Earnest Leung, a Director of Party B. Any or all correspondence or other communication received by Earnest Leung shall be deemed to have been given to Party B.

2.            APPOINTMENT

2.1	Party A hereby appoints Party B to act as its consultant for the purposesof locating investors and to assist with the sale and acquisition of any portion of Party A by said investors.

3.            TERM OF APPOINTMENT

The appointment shall commence as of December 15, 2008 and expire on March 15, 2009.

4.            DUTIES OF THE PARTIES

4.1	PARTY B shall provide the following services to Party A pursuant to this Agreement :-

    a.       source and identify potential investors for the Party A; and
    b.       advise and assist Party A with negotiations with potential investors and/or their representatives.

4.2
Unless otherwise agreed in writing, the duties of Party B shall not include engaging other advisors for any other advice in other matters, in particular, advice on legal, accounting or tax matters. Other advisors who are, in the opinion of Parties A and B, necessary to be appointed shall be appointed directly by Party A only upon obtaining the consent of Party B. Party B is not obliged to check and verify (and shall not be liable for) the advice provided by such other advisors. Upon Party B's request, any advice provided by other advisors in relation to any services provided by Party B pursuant to this Agreement shall be made available to Party B by Party A.  Party B may use such advice and rely on it as being complete, accurate and not misleading without the need for further examination. Party B shall have no liability with respect to the accuracy of advice provided by third parties.

5.            COMMISSIONS AND EXPENSES

Party A shall pay Party B a commission in the amount and manner as set out in Schedule 1 for services rendered pursuant to this Agreement. Party A further undertakes to reimburse Party B for all expenses pre-approved by Party A that are incurred by Party B from time to time and which are necessary for the carrying out of Party B's duties under this Agreement and for the proper provision of the services by Party B pursuant to this Agreement.

6.             PROVISION OF INFORMATION AND DOCUMENTATION

6.1
Party A shall use its best endeavors to ensure that all relevant informationand documentation required for the proper performance of the duties of Party B under this Agreement shall be made available to Party B within 7 days from the date of the request by Party B.

6.2	The following provisions shall apply to all information and documentation made available to Party B by Party A or by third parties at the request of Party A itself :-

(a)	Party A shall ensure that any information provided to Party B, whether provided by Party A or by third parties at its request, is complete, accurate and not misleading;

(b)
Party A shall, in any event, promptly inform Party B if matters come to their attention during the term of this Agreement, which suggest that any information or documentation received by Party B from Party A or from third parties at the request of Party A is incomplete, inaccurate or misleading; and

(c)
Party B may use information and documentation provided by PartyA or from third parties at the request of Party A and may rely on it being complete, accurate and not misleading without the need for further examination.

7.            CONFIDENTIALITY

All information and documentation made available by Party A to Party B pursuant to this Agreement shall be treated as strictly confidential and shall be used only in connection with the performance of the duties of Party B under this Agreement and shall not be made available to third parties, unless :-

7.1	The information or documentation is or becomes public knowledge other than by a breach of this Agreement; or

7.2
The information or documentation is disclosed to Party B by a third party and Party B has no reason to believe that such disclosure constitutes a breach of a duty of confidentiality owed by the Party B to Party A under this Agreement; or

7.3	The disclosure of such information or documentation is required by law, or by the rules of a stock exchange or regulatory body, or demanded by relevant government bodies.

7.4	Party B obtains the consent of Party A for the dissemination of the information/documentation.

The duty of confidentiality imposed on Party B shall not apply to the disclosure of information or documentation to advisors or other professionals who are bound by a professional duty of confidentiality or to associated companies.

8.            COMPLIANCE

Both Party A and Party B shall ensure that they, their respective personnel, representatives and advisors shall comply with all applicable laws

9.            LIABILITY AND INDEMNITY

9.1          The liability of Party B, its representatives and agents under this Agreement shall be limited to cases of willful misconduct or gross negligence.

9.2
Party A shall indemnify Party B, its representatives and agents from all liabilities, losses, damage, costs and expenses and from all claims demands and liabilities of any and every nature whatsoever whether or not otherwise provided for herein that may be incurred by Party B or made by third parties against Party B which arise in connection with the performance of Party B's duties pursuant to this Agreement.

10.          TERMINATION

10.1
All claims and liabilities arising during the term of this Agreement existing at the time of or arising after the termination of this Agreement including claims and liabilities under Clauses 7 and 9 of this Agreement shall remain unaffected by such termination.

10.2	Upon the termination of this Agreement, the Parties agree as follows:

Party A shall not within six (6) months from the termination of this Agreement approach any of the potential investors disclosed to Party A by Party B during or upon termination of this Agreement, nor conclude any sale or acquisition of an equity stake in Party A, its parent company, subsidiaries or associated companies or any sale or acquisition of any of the assets of Party A, its parent company, subsidiaries or associated companies with any such investors in any way howsoever unless Party A first obtains the approval and consent of Party B in writing ( includes subsequent sale or acquisition); and

10.3
Notwithstanding the termination of this Agreement, Party B shall be entitled to any outstanding commissions earned or expenses incurred during the term of this Agreement and Party A undertakes to pay any outstanding commissions or expenses within 30 days of the termination of this Agreement.

11.           WARRANTY

Party A warrants that it will obtain all necessary mandates, authorizations and approvals necessary to effect any investment or financing by suitable investors introduced to it by Party B pursuant to this Agreement.

12.           MISCELLANEOUS PROVISIONS

12.1
This Agreement constitutes the entire agreement between the parties in relation to the matters dealt with in this Agreement. No amendment of, or addition to, this Agreement shall be valid and binding upon the parties unless it is in writing and signed by or on behalf of each of the parties.

12.2
Should any provisions of this Agreement, for whatever reason, be or become wholly or partly invalid, unenforceable or impractical, the other provisions of this Agreement shall not be affected thereby. In the place of invalid, unenforceable or impractical provisions, there shall be deemed to be substituted a valid, enforceable and practical provision, the purpose of which comes as close as possible to that of the invalid, unenforceable or impractical provision.

12.3
Nothing in this Agreement shall create or be deemed to create a partnership or the relationship of principal and agent or employer and employee between any of the parties and no party shall be responsible for the acts or omissions of the employees or representatives of the other parties.

12.4
This Agreement may be executed in one or more counterparts each of which shall be binding on the other party by whom or on whose behalf it is so executed, but which together shall constitute a single instrument. For the avoidance of doubt, this Agreement shall not be binding on any party hereto unless and until it shall have been executed by or on behalf of all persons expressed to be a party hereto.

12.5
The failure of any party hereto at any time or times to require performance by any other party of any provision of this Agreement shall in no way affect the right of such party to require performance of that or any other provision and any waiver by any party of any breach of a provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any other right under this Agreement.

12.6	Time shall be of the essence of this Agreement.

12.7	Each party shall bear its own costs and expenses incurred in respect of the preparation and execution and performance of this Agreement and any agreements and documents ancillary to it.

12.8	(a)
Any notice, claim or demand requiring to be served under or in connection with this Agreement shall be in writing and signed by or on behalf of the party giving it shall be sufficiently given or served if delivered to the address and attention of the relevant party set out in Clause 12.8 (b) or as otherwise notified from time to time hereunder with specific reference to this Agreement). Any such notice, claim or demand shall be delivered by hand or facsimile transmission or sent by pre-paid first class post and if delivered by hand or sent by facsimile transmission shall conclusively be deemed to have been given or served at the time of despatch or 24 hours after, in the case of international service and if sent by post shall conclusively be deemed to have been received 7 days from the time of posting. All notices under this Agreement shall be in the English language.

(b)      The addresses of the parties for the purpose of Clause 12.8 (a) are as follows :-

Party A :-
21/F., Chinachem Century Tower
178 Gloucester Road, Wanchai
Hong Kong

For the attention of
Mr Godfrey Hui
Fax No : 852-22956977

Party B :-
Statezone Ltd

For the attention of
Earnest Leung
Fax No : 852-21436698

(c)
Any party may change the address (or other details) to which notices can be sent to it by giving written notice of such change of address (or details) to the other parties with specific reference to this Agreement and in the manner herein provided for giving notice.

13.           GOVERNING LAW

13.1	This Agreement shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region ("HKSAR").

13.2
Each of the parties hereby submits to the non-exclusive jurisdiction of the Courts of HKSAR in relation to any claim, dispute or difference which may arise hereunder and irrevocably waives any objection which it may now or hereafter have to the Courts of HKSAR being nominated as the forum to hear and determine any such claim, dispute or difference and agrees not to claim that any such Court is not a convenient or appropriate forum.

13.3
The submission to the jurisdiction of the Courts of HKSAR shall not (and shall not be construed so as to) limit the right of either party hereto to take proceedings against the other party hereto in any other Court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

SIGNED by Godfrey Hui	) )	For and on behalf of NCN Group Limited (CHINESE CHARATERS OMITTED)
	)	/s/ Godrey Hui
witnessed by	)	Authorized signature(s)

SIGNED by Earnest Leung	) )
	)	/s/ Earnest Leung
witnessed by	)

SCHEDULE 1

Party A will pay Party B a 5 percent (5%) commission, or such other amount as may be agreed to between the parties from time to time, on the value, as determined by an independent accounting firm selected by Party B, of the sale or acquisition of an equity or other interest of any kind in Party A, its parent company, subsidiaries or associated companies or the sale or acquisition of any of the assets of Party A, its parent company, subsidiaries or associated companies by investors introduced to Party A by Party B. Party A shall pay Party B commissions owed to Party B within 30 days from the date of the signing of any agreement for the sale or acquisition of an equity interest in Party A, its parent company, subsidiaries or associated companies or the sale or acquisition of any of the assets of Party A, its parent company, subsidiaries or associated companies by an investor introduced to Party A by Party B.

A retainer of USD100,000 is payable upon signing of this Agreement. Such retainer is to be netted off against the total commission payable to Party B.

SCHEDULE 1

Party A will pay Party B a 5 percent (5%) commission, or such other amount as may be agreed to between the parties from time to time, on the value, as determined by an independent accounting firm selected by Party B, of the sale or acquisition of an equity or other interest of any kind in Party A, its parent company, subsidiaries or associated companies or the sale or acquisition of any of the assets of Party A, its parent company, subsidiaries or associated companies by investors introduced to Party A by Party B. Party A shall pay Party B commissions owed to Party B within 30 days from the date of the signing of any agreement for the sale or acquisition of an equity interest in Party A, its parent company, subsidiaries or associated companies or the sale or acquisition of any of the assets of Party A, its parent company, subsidiaries or associated companies by an investor introduced to Party A by Party B.

A refundable retainer of USD150,000 is payable upon signing of this Agreement. Such retainer is to be netted off against the total commission payable to Party B.

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This SCHEDULE 1, signed February 20, 2009, supersedes the SCHEDULE 1 attached to the Consultancy Agreement signed between NCN Group Ltd. and Statezone Ltd. dated December 1, 2008

SIGNED by Godfrey Hui	) )	For and on behalf of NCN Group Limited (CHINESE CHARACTERS OMITTED)
	)	/s/ Godrey Hui
witnessed by	)	Authorized signature(s)

SIGNED by Earnest Leung	) )
	)	/s/ Earnest Leung
witnessed by	)	For and on behalf of Statezone Ltd.

SCHEDULE 1

Party A will pay Party B a total consultancy fee of USD350,000 in relation to the completion of debt restructuring transactions as detailed in the Transaction Documents as of March 31, 2009 among Party A, Och-Ziff (and its affiliates) and Keywin Holdings Limited.

A refundable retainer of USD350,000 (including the USD250,000 paid prior to April 2, 2009) is payable upon signing of this Agreement.

USD250,000	refundable unless the Note Purchase Agreement among Sculptor Finance (and its affiliates) and Keywin Holdings Limited is completed
USD100,000	to be paid on Party B's behalf to Sculptor Finance (SI) Ireland Limited; refundable unless the $2m Option to Purchase Common Stock between Party A and Keywin Holdings Limited is exercised and completed

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This SCHEDULE 1, signed April 2, 2009, supersedes the SCHEDULE 1 attached to the Consultancy Agreement signed between NCN Group Ltd. and Statezone Ltd. dated February 20, 2009

SIGNED by Godfrey Hui	) )	For and on behalf of NCN Group Limited (CHINESE CHARACTERS OMITTED)
	)	/s/ Godrey Hui
witnessed by	)	Authorized signature(s)

SIGNED by Earnest Leung	) )
	)	/s/ Earnest Leung
witnessed by	)	For and on behalf of Statezone Ltd.